UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 6, 2023

TREASURE GLOBAL INC
(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement
On June 6, 2023, AY Food Ventures Sdn Bhd (“AYFV”) , a wholly owned subsidiary of Treasure Global Inc. (the “Company”) entered into a licensing agreement with Sigma Muhibah Sdn Bhd (“Abe Yus”), a food & beverage company, in which Abe Yus granted AYFV the exclusive worldwide right to grant sub-licensees to any third parties to use Abe Yus’ trademarks for its food & beverage business chain (the “Licensing Agreement”). As the master franchisor, AYFV will manage brand loyalty and raw material supply.
Under the Licensing Agreement, all the Abe Yus F&B outlets will be obligated to adopt TAZTE, the Company’s digital F&B management system, across all their businesses. The Company therefore will gain additional revenue streams from monthly licensing fees, start-up fees for new locations, and supply chain management.

Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meaning ascribed to them in the Licensing Agreement.

The foregoing descriptions of the Licensing Agreement are not complete and are qualified in their entirety by reference to the full text of the Licensing Agreement filed as
Exhibit 10.1
to this Current Report on Form 8-K and incorporated herein by referenced.

Item 8.01 Other Information

On June 6, 2023, the Company issued a press release, announcing the entry into the Licensing Agreement, of which the terms are described in Item 1.01 above. The press release making this announcement is attached hereto as
Exhibit 99.1
and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Worldwide Master License Agreement by and between AY Food Ventures SDN Sdn Bhd. and Sigma Muhibah Sdn Bhd dated June 6, 2023
99.1	Press Release dated June 6, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2023	TREASURE GLOBAL INC.

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer